Exhibit 99.23

AMENDED AND RESTATED

CROSS CONVEYANCE AND JOINT OWNERSHIP AGREEMENT

This Amended and Restated Joint Ownership Agreement (this “Agreement”), dated February 1, 2006 is entered into between LSI Title Company, a California corporation (“LSI”) and Rocky Mountain Support Services, Inc., an Arizona corporation (“RMSS”).  Each of LSI and RMSS shall hereinafter be referred to as a “Party” and, collectively, as the “Parties.”

WHEREAS, LSI has been developing software known between the Parties as eLenderSolutions as more particularly described on Exhibit A (“eLenderSolutions”); and

WHEREAS, RMSS and LSI have each paid for a portion of the development of eLenderSolutions; and

WHEREAS, the Parties believe that it is in their respective interests to share in ownership of eLenderSolutions; and

WHEREAS, the Parties previously entered into a Cross Conveyance and Joint Ownership Agreement dated as of March 4, 2005 (the “Prior Agreement”) with respect to the shared ownership of eLenderSolutions; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of September 14, 2005 (as amended, the “Certegy Merger Agreement”), among Certegy Inc. (“Certegy), C Co Merger Sub, LLC (“Merger Co”), and Fidelity National Information Services, Inc., including the effectiveness of the merger of FNI Co with and into Merger Co (the “Merger”), with Merger Co (which will thereafter be known as “Fidelity National Information Services, LLC”) as the surviving entity, the Parties wish to amend and restate the Prior Agreement in its entirety;

NOW THEREFORE, in consideration of the mutual covenants and the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.             Grant of Ownership.

1.1           Each of LSI and RMSS grants, conveys, assigns and sets over to the other, and each of LSI and RMSS accepts from the other, any and all rights that each has in eLenderSolutions, such that both LSI and RMSS have an undivided interest in and are joint owners of all right, title and interest, including copyrights, in and to eLenderSolutions and any related documentation held by either of them heretofore.

1.2           Notwithstanding the undivided half interests of LSI and RMSS in eLender Solutions, the Parties shall have no duty of accounting to one another with regard to revenue derived from any license, transfer or other transaction involving

eLender Solutions.  Subject to Section 4 herein, either Party may license or otherwise exploit eLender Solutions in any manner it sees fit and need not obtain consent from the other Party to do so, and the Parties shall cooperate with one another in filing for or registering with any relevant governmental authority any proprietary rights, including without limitation copyrights, in eLender Solutions, and shall execute reasonably promptly any documents or consents necessary for such filings or registrations, provided that any such filings or registrations indicate joint ownership by the Parties of eLender Solutions.

2.             Development.

2.1           The Parties have entered into a separate joint development agreement for eLenderSolutions (as amended and restated from time to time, the “Joint Development Agreement”).

3.             Delivery.

3.1           Each Party must deliver a copy of the version of eLenderSolutions in their possession as of the date of this Agreement, including all source code, object code and related documentation, to the other Party within ten (10) days following a written request by the other Party for such delivery.

4.             Confidentiality.

4.1           eLenderSolutions and any related documentation are the confidential and proprietary property of both RMSS and LSI and, subject to any contrary position in the Joint Development Agreement as effective (if at all), neither Party shall disclose such confidential and proprietary information to any third party, other than to (a) third party consultants and developers under written obligations of nondisclosure comparable to those herein, (b) competent regulators, auditors or attorneys of the receiving Party after having been given notice of its confidential nature, or (c) pursuant to enforceable judicial process or other legal compulsion.

5.             Further Assurances.

5.1           Upon request of either Party, the other shall take such actions and execute and deliver such documents as may be reasonably requested to record, perfect, register, or otherwise memorialize the allocation of title in intellectual property contemplated herein, at the expense of the requesting Party.

6.             Notices.

6.1           Except as otherwise provided under this Agreement, all notices, demands or requests or other communications required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed to have been duly given when received by the designated recipient.  Written notice may be delivered in person or sent via reputable courier service and addressed as set forth below:

If to RMSS:           Rocky Mountain Support Services, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attn:  President

With a copy to:    Rocky Mountain Support Services, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attn:  General Counsel

If to LSI: LSI Title Company

17911 Von Karman Ave.

Irvine, CA 92614

Attn:  President

with a copy to:      Fidelity National Information Services, Inc.

601 Riverside Avenue

Jacksonville, FL 32204

Attn:  General Counsel

6.2           The address to which such notices, demands, requests, elections or other communications are to be given by either Party may be changed by written notice given by such Party to the other Party pursuant to this Section.

7.             Miscellaneous.

7.1           This Agreement shall be governed by, and construed in accordance with, the laws of California.  The Parties hereby submit to the personal jurisdiction of the state and federal courts in the State of California for the purpose of adjudication of all matters arising hereunder or relating hereto which may be the subject of litigation between the Parties.

7.2           This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes and integrates all prior and contemporaneous agreements, representations and understandings of the Parties, oral and written, pertaining to the subject matter hereof.  No supplement, modification or amendment of this Agreement shall be binding unless in a writing executed by both Parties.  Without limiting the foregoing, the Parties expressly acknowledge that this Agreement, together with the exhibits and schedules hereto, is intended to amend and restate the Prior Agreement in its entirety, and upon the effectiveness of this Agreement, the Prior Agreement shall be deemed to have been superseded and replaced in its entirety by this Agreement.

7.3           Headings used herein are for the convenience of the Parties and shall not be deemed part of the Agreement or used in its construction.

7.4           This Agreement may not be assigned by either of the Parties without the prior written consent of the other Party, provided, however, that the Parties hereby agree and acknowledge that, upon the consummation of the Merger, Merger Co and Certegy shall each be permitted assignees of LSI.  This Agreement is binding on the successors and assigns of each Party.

7.5           Nothing herein is intended to create, and shall not be asserted or construed to create, a joint venture, partnership or agency of any nature between the Parties. Except as specifically set forth herein, each Party assumes sole and full responsibility for its acts and the acts of its directors, officers, employees, agents and affiliates. Neither Party has any authority to make commitments or enter into contracts on behalf of, bind, or otherwise obligate the other Party in any manner whatsoever except as specifically set forth herein.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above by their duly authorized representatives.

LSI TITLE COMPANY

By	/s/ Michael L. Gravelle
Michael L. Gravelle
Senior Vice President

ROCKY MOUNTAIN SUPPORT SERVICES, INC.

By	/s/ Raymond R. Quirk
Raymond R. Quirk
Chief Executive Officer